UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2500

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2013, DCP Midstream Operating, LP (the “Operating Partnership”) completed a public offering of $500.0 million aggregate principal amount of its 3.875% Senior Notes due 2023 (the “Notes”). The Notes are fully and unconditionally guaranteed by DCP Midstream Partners, LP (the “Partnership”). The Notes constitute a new series of debt securities under an indenture dated as of September 30, 2010 (the “Base Indenture”), between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by the Third Supplemental Indenture dated as of June 14, 2012 (the “Third Supplemental Indenture”) by and among the Operating Partnership, the Partnership and the Trustee, as further amended and supplemented by the Fifth Supplemental Indenture dated as of March 14, 2013 (the “Fifth Supplemental Indenture” and together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”) by and among the Operating Partnership, the Partnership and the Trustee setting forth the specific terms applicable to the Notes. The Notes were sold in an underwritten public offering and were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File Nos. 333-182116 and 333-182116-01) that became effective upon its filing with the Securities Exchange Commission on June 14, 2012.

The information set forth in Item 2.03 is incorporated in its entirety herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 14, 2013, the Operating Partnership completed the issuance and sale of $500.0 million in aggregate principal amount of the Notes, which bear interest at a rate of 3.875% per annum and are fully and unconditionally guaranteed on a senior unsecured basis by the Partnership. The Notes were registered under the Securities Act as described in Item 1.01 above.

Interest on the Notes will accrue from March 14, 2013 and interest on the Notes is payable semi-annually in arrears on March 15 and September 15 of each year, commencing September 15, 2013. The Notes will mature on March 15, 2023, unless redeemed prior to maturity.

Prior to December 15, 2022, we will have the right to redeem the Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the principal amount of the Notes to be redeemed and the remaining scheduled payments of principal and interest on such Notes (exclusive of interest accrued to the redemption date) discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to, but not including such redemption date. At any time on or after December 15, 2022, we will have the right to redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Notes are the Operating Partnership’s senior unsecured obligations. The Notes will rank equally in right of payment with all of the Operating Partnership’s other existing and future senior unsecured indebtedness, and senior in right of payment to any of its subordinated indebtedness. The guarantee of the Notes by the Partnership will rank equally in right of payment with the Partnership’s existing and future senior unsecured indebtedness and senior in right of payment to any subordinated debt the Partnership may incur.

The Indenture contains covenants that will limit the ability of the Partnership, the Operating Partnership and certain of their subsidiaries to, among other things, create liens on their principal properties, engage in sale-leaseback transactions, and merge or consolidate with another entity or sell, lease or transfer substantially all of their properties or assets to another entity. The Indenture does not restrict the Partnership, the Operating Partnership or their subsidiaries from incurring additional indebtedness, paying distributions on their equity interests or purchasing or redeeming their equity interests, nor does the Indenture require the maintenance of any financial ratios or specified levels of net worth or liquidity. Events of default under the Indenture include:

•	default for 30 days in the payment when due of any interest on, or any additional amount in respect of, the Notes;

•	default in the payment of principal or any premium on the Notes when due;

•

failure by the Operating Partnership or the Partnership for 60 days after receipt of written notice from the Trustee, upon instruction from holders of at least 25% in aggregate principal amount of the then outstanding Notes, to comply with any of the other agreements in the Indenture (other than those described above) and stating that such notice is a notice of default under the Indenture; provided that if such failure cannot be remedied within such 60-day period, such period shall be automatically extended by another 60 days so long as (i) such failure is subject to cure and (ii) the Operating Partnership is using commercially reasonable efforts to cure such failure; and provided further, that a failure to comply with any such other agreement in the Indenture that results from a change in generally accepted accounting principles shall not be deemed an event of default;

•	certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership or the Partnership; and

•

the guarantee of the Partnership with respect to the Notes ceases to be in full force and effect or is declared null and void in a judicial proceeding or the Partnership denies or disaffirms its obligations under the Indenture or such guarantee.

If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership occurs and is continuing, the principal amount of the Notes outstanding will become immediately due and payable without further action or notice on the part of the Trustee or any holders of the Notes. If an event of default related to payment occurs and is continuing, the Trustee or the holders of not less than 25% in principal amount of the Notes outstanding may declare the principal amount of the Notes and all accrued and unpaid interest to be due and payable. If any other default occurs and is continuing, holders of not less than a majority in aggregate principal amount of the Notes outstanding may declare the principal amount of the Notes and all accrued and unpaid interest to be due and payable. Under certain circumstances, the holders of a majority in principal amount of the Notes outstanding may rescind any such acceleration with respect to the Notes and its consequences.

The description of the Indenture contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Base Indenture, the Third Supplemental Indenture, the Fifth Supplemental Indenture, and the form of the Notes, which are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Indenture, dated as of September 30, 2010, among DCP Midstream Operating, LP and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on September 30, 2010)

4.2*	Third Supplemental Indenture, dated as of June 14, 2012, by and between DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on June 14, 2012)

4.3	Fifth Supplemental Indenture, dated as of March 14, 2013, by and between DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A.

4.4	Form of 3.875% Senior Notes due 2023 (included in Exhibit 4.3)

5.1	Opinion of Holland & Hart LLP

5.2	Opinion of Squire Sanders (US) LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1)

23.2	Consent of Squire Sanders (US) LLP (included in Exhibit 5.2)

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2013	DCP MIDSTREAM PARTNERS, LP

	By:	DCP MIDSTREAM GP, LP,
its General Partner

		By:	DCP MIDSTREAM GP, LLC,
its General Partner

			By:	/s/ Michael S. Richards
			Name:	Michael S. Richards
			Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Indenture, dated as of September 30, 2010, among DCP Midstream Operating, LP and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on September 30, 2010)

4.2*	Third Supplemental Indenture, dated as of June 14, 2012, by and between DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on June 14, 2012)

4.3	Fifth Supplemental Indenture, dated as of March 14, 2013, by and between DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A.

4.4	Form of 3.875% Senior Notes due 2023 (included in Exhibit 4.3)

5.1	Opinion of Holland & Hart LLP

5.2	Opinion of Squire Sanders (US) LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1)

23.2	Consent of Squire Sanders (US) LLP (included in Exhibit 5.2)

*	Previously filed